Exhibit 24-A

                          POWER OF ATTORNEY

                             ----------



     I, JOHN C. MAC FARLANE, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 14, 2001.
      -----------------


                                      /s/John C. MacFarlane
                                      ---------------------
                                         John C. MacFarlane


In Presence of:



Diane Merz
---------------------



Maureen Lindblom
---------------------




                           POWER OF ATTORNEY

                              ----------



     I, THOMAS M. BROWN, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 14, 2001.
      -----------------


                                       /s/Thomas M. Brown
                                       --------------------
                                          Thomas M. Brown


In Presence of:



Donna M. Hull
----------------------



Maureen Hurley Monohan
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, DAYLE DIETZ, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 20, 2001.
      -----------------



                                         /s/Dayle Dietz
                                       --------------------
                                            Dayle Dietz


In Presence of:



Stan Stroh
----------------------



Cynthia D. Lyle
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, DENNIS R. EMMEN, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 21, 2001.
      -----------------



                                        /s/Dennis R. Emmen
                                       ---------------------
                                           Dennis R. Emmen


In Presence of:



Gary Mickelson
----------------------



Janice Mickelson
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, MAYNARD D. HELGAAS, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 14, 2001.
      -----------------



                                       /s/Maynard D. Helgaas
                                       ---------------------
                                          Maynard D. Helgaas


In Presence of:



Robert C. Stevenson
----------------------



Sherie E. Olson
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, ARVID LIEBE, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 15, 2001.
      -----------------



                                         /s/Arvid R. Liebe
                                       ---------------------
                                            Arvid R. Liebe


In Presence of:



Melody Kunde
----------------------



Sheri Hammer
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, KENNETH L. NELSON, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 14, 2001.
      -----------------



                                        /s/Kenneth L. Nelson
                                       ----------------------
                                           Kenneth L. Nelson


In Presence of:



Mike Holper
----------------------



Wayne Cagheny
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, NATHAN PARTAIN, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 20, 2001.
      -----------------



                                         /s/Nathan Partain
                                       ---------------------
                                            Nathan Partain


In Presence of:



Joel C. Curry
----------------------



Dianna P. Wengler
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, ROBERT N. SPOLUM, do hereby constitute and appoint
JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 20, 2001.
      -----------------



                                         /s/Robert N. Spolum
                                       -----------------------
                                            Robert N. Spolum


In Presence of:



Linda A. Mengel
----------------------



Lynne M. Singelmann
----------------------




                           POWER OF ATTORNEY

                              ----------



     I, JOHN D. ERICKSON, do hereby constitute and appoint
JOHN C. MAC FARLANE and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Executive Vice President, Chief Financial Officer and Treasurer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 2000, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Date: February 23, 2001.
      -----------------



                                        /s/John D. Erickson
                                       ----------------------
                                           John D. Erickson


In Presence of:



Becky Luhning
----------------------



Penny Mosher
----------------------